GMAC RFC (GRAPHIC OMITTED)


                       NEW ISSUE COMPUTATIONAL MATERIALS


                                 (PART I OF II)

                          $1,000,000,000 (Approximate)


                           RASC SERIES 2004-KS6 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS6


                                  JUNE 8, 2004

                              GMAC RFC SECURITIES
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

    ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

___________

This information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which shoud be attached. Do not use or rely on this informatin if you have not received and reviewed this Statement. You may obtain a copy of the Statment from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


                   [GRAPHIC OMITTED][GRAPHIC OMITTED]

COmputational Materials: Preliminary Term Sheet

                          $1,000,000,000 (Approximate)

     THE CLASS A CERTIFICATES (A), (B), (C)
 --------- ------ ---------- ------------ -------- ------- ------------ ----------- ---------- ---------------


                                                            PRINCIPAL
                  ORIGINAL                         WAL TO   LOCKOUT/     EXPECTED   FINAL
                  PRINCIPAL                       L 10%      WINDOW       FINAL    NSCHEDULED     RATINGS
           LOAN   BALANCE                 PRINCIPA  CALL    CALL/MAT    DISTRIBUTIO MATURITY     (MOODY'S/
  CLASS    GROUP     ($)       COUPON      TYPE    (YRS)    (MONTHS)       DATE     DATE (I)     S&P/FITCH)
 --------- ------ ---------- ------------ -------- ------- ------------ ----------- ---------- ---------------

 A-I-1       I                Floating      SEQ            0 / 23 /                 9/25/2022    Aaa /
                  76,794,000     (d)                1.00          23    5/25/2006                AAA/AAA
 A-I-2       I                Fixed(e)      SEQ            22 / 4 /                 3/25/2024    Aaa /
                  8,675,000                         2.00           4    8/25/2006                AAA/AAA
 A-I-3       I                Fixed (e)     SEQ            25 / 27                  7/25/2030    Aaa /
                  44,858,000                        3.00        / 27    10/25/2008               AAA/AAA
 A-I-4       I                Fixed (e)     SEQ            51/ 19 /                 12/25/2031   Aaa /
                  13,756,000                        5.00          19    4/25/2010                AAA/AAA
 A-I-5       I                  Fixed       SEQ            69 / 34                  7/25/2034    Aaa /
                  20,617,000   (e)(g)               7.90       / 150    1/25/2013                AAA/AAA
 A-I-6       I                  Fixed       SEQ            36 /  67                 7/25/2034    Aaa /
                  18,300,000   (e)(h)               6.47       / 181    1/25/2013                AAA/AAA
 M-I-1       I                  Fixed       MEZ            36 / 67                  7/25/2034    Aa2 / AA/AA
                  7,500,000    (e)(k)               5.71       / 131    1/25/2013
 M-I-2       I                Fixed (e)     MEZ            36 / 67                  7/25/2034    A2 / A+/A
                  5,500,000      (k)                5.71       / 117    1/25/2013
 M-I-3       I                Fixed (e)     MEZ            36 / 67                  7/25/2034    Baa2 /
                  4,000,000      (k)                5.71       / 102    1/25/2013                BBB+/BBB
 A-II-A    II-A             0 Floating    Pass-Thru        0 / 68 /                 7/25/2034    Aaa /
                  340,000,00  (f)(g)(j)             2.14         148    2/25/2010                AAA/AAA
 A-II-B1   II-B             0 Floating(     SEQ            0 / 21 /                 9/25/2024    Aaa / AAA
                  161,089,00    f)(g)               1.00          21    3/25/2006                /AAA
 A-II-B2   II-B             0 Floating      SEQ            20 / 48                  12/25/2033   Aaa /
                  167,485,00   (f)(g)               2.99        / 70    2/25/2010                AAA/AAA
 A-II-B3   II-B               Floating      SEQ            67 / 1 /                 7/25/2034    Aaa /
                  11,426,000   (f)(g)               5.66          58    2/25/2010                AAA/AAA
 M-II-1     II                Floating      MEZ            41/ 27 /                 7/25/2034    Aa2 / AA/AA
                  50,000,000 (f)(g) (k)             4.29          79    2/25/2010
 M-II-2     II                Floating      MEZ            38 / 30                  7/25/2034    A2 / A+/A
                  42,000,000 (f)(g) (k)             4.14        / 71    2/25/2010
 M-II-3     II                Floating      MEZ            36 / 32                  7/25/2034    Baa2 /
                  28,000,000 (f)(g) (k)             4.07        / 56    2/25/2010                BBB+/BBB
 --------- ------ ---------- ------------ -------- ------- ------------ ----------- ---------- ---------------

     NOTES:

(A) Loan Group I: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter). Loan Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

(B) The offered Certificates will be priced to the first possible related Optional Termination Date and the applicable pricing speed for the related loan group.

(C) The principal balance of each class of Certificates is subject to a 5% variance.

(D) The pass-through rate will be equal to the lesser of (a) one month LIBOR plus the related margin and (b) the Class A-I-1 Net WAC Cap Rate as described herein.

(E) The pass-through rate will be equal to the lesser of (a) the fixed rate per annum and (b) the Group I Net WAC Cap Rate as described herein.

(F) The pass-through rate will be equal to the lesser of (a) a per annum rate equal to one-month LIBOR plus the related margin and (b) Group II Net WAC Cap Rate as described herein. The related margin for Class A-II-A is [ ]%, Class A-II-B1 is [ ]%, Class A-II-B2 is [ ]%, and Class A-II-B3 is [ ]%. The holders of the Class A-II and Class M-II Certificates may also be entitled to certain payments under the Yield Maintenance Agreement (as described herein).

(G) If the 10% clean-up call is not exercised, the fixed rate used to calculate the pass-through rate applicable to the Class A-I-5 Certificates will increase by 0.50% on the second Distribution Date after the related Optional Call Date. Likewise, the related margin on to the Class A-II-A Certificates and the Class A-II-B Certificates will double on the second Distribution Date after the related Optional Call Date; the related margin on the Class M-II Certificates will increase by one and a half times on the second Distribution Date after the related Optional Call Date.

(H)  Principal Lockout Bond.

(I) For the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II-B1 and Class A-II-B2 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cash Flow on any Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in any loan group.

(J)  Not offered hereby but will be offered via the prospectus supplement.

(K) It is not expected that the Class M Certificates will receive any distributions of principal until the related Stepdown Date.

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2004-KS6.

ISSUER: RASC Series 2004-KS6 Trust.

OFFERED CERTIFICATES:  The Class A-I-1  Certificates,  Class A-I-2 Certificates,
     Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates; Class A-II-B1 Certificates, Class A-II-B2 Certificates and Class A-II-B3 Certificates (the "Class A-II-B Certificates").

      The Class A-II-A  Certificates and the Class
      A-II-B Certificates are referred to herein as the "Class A-II Certificates".

      The  Class  A-I  Certificates  and the Class
      A-II Certificates are referred to herein as the "Class A Certificates".

      The Class  M-I-1  Certificates,  Class M-I-2
      Certificates,  and Class M-I-3  Certificates
      (the "Class M-I Certificates"); Class M-II-1
      Certificates, Class M-II-2 Certificates, and
      Class M-II-3  Certificates  (the "Class M-II
      Certificates").

      The  Class  M-I-1   Certificates  and  Class
      M-II-1    Certificates   (the   "Class   M-1
      Certificates"); Class M-I-2 Certificates and
      Class  M-II-2  Certificates  (the "Class M-2
      Certificates");    and   the   Class   M-I-3
      Certificates  and Class M-II-3  Certificates
      (the "Class M-3 Certificates").

      The  Class  M-I  Certificates  and the Class
      M-II Certificates are referred to herein as the "Class M Certificates".

      The  Class A  Certificates  and the  Class M
      Certificates are referred herein as the "Offered Certificates".

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

MASTER SERVICER: Residential Funding Corporation ("RFC").

SUB-SERVICER:  HomeComings Financial Network, Inc., a wholly-owned subsidiary of
     RFC, will provide primary servicing on approximately [74.50]% of the Mortgage Loans in Loan Group I and approximately [87.77]% of the Mortgage Loans in Loan Group II(1).

TRUSTEE: JP Morgan Chase Bank.

UNDERWRITERS:  Co- Lead  Managers:  Bear,  Stearns & Co.  Inc.  Banc of  America
     Securities LLC

          Co-Managers:  Residential Funding Securities Corporation Deutsche Bank
               Securities Inc.

          MORTGAGE  INSURANCE  PROVIDER:  With respect to certain of the Group I
               Loans only and subject to limitations with respect to such Group I Loans as further described in the prospectus supplement, Mortgage Guaranty Insurance Corporation ("MGIC").

          STATISTICAL CALCULATION DATE: As of May 1, 2004.



          (1) Includes loans that will be transferred to HomeComings within 90 days after the Closing Date.

CUT-OFF DATE: As of June 1, 2004.

CLOSING DATE: On or about June 29, 2004.

OPTIONAL TERMINATION: If the aggregate principal balance of the Mortgage Loans in Loan Group I or Loan Group II individually declines to less than 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

     FORM OF  REGISTRATION:   Book-entry  form,  same  day  funds  through  DTC,
          Clearstream and Euroclear.

     MINIMUM  DENOMINATIONS:   The  Class  A  Certificates  and  the  Class  M-1
          Certificates will be offered in minimum denominations of $25,000 and integral increments of $1 in excess thereof. The Class M-2 Certificates and the Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral increments of $1 in excess thereof.

     TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

     ERISAELIGIBILITY: The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

     SMMEATREATMENT:   None  of  the  Offered   Certificates   are  expected  to
          constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

     MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens in the case of [92.71]% of the Group I Loans and secured second liens in the case of [7.29]% of the Group I Loans, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

     Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $333,700 if a single family property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-family property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three family property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-family property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A. Approximately [3.39]% of Mortgage Loans included in Loan Group II-A and [3.45]% of Mortgage Loans included in Loan Group II-B provide for an initial interest only period of up to three years.

     PREPAYMENT  ASSUMPTION:  Loan Group I: 23% HEP  (assumes  that  prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter). Loan Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35%
          CPR).

     NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

     MAXIMUM NET MORTGAGE RATE:  With respect to any Mortgage Loan in Loan Group
          II, the maximum mortgage rate thereon minus the Expense Fee rate.

     DISTRIBUTION DATES: The 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in July 2004.

     COUPON STEP UP: If the Master  Servicer  does not  purchase  the  remaining
          Group I Loans on the first possible related Optional Termination Date, the fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Group II Loans on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

     EXPENSE FEE RATE: With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the Mortgage Insurance Policy provided by MGIC for the covered loans. The servicing fee consists of
          (a) servicing compensation payable to the Master Servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

     ELIGIBLE MASTER  SERVICING  COMPENSATION:  With respect to any Distribution
          Date and either loan group, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

     YIELDMAINTENANCE  AGREEMENT:  On the Closing  Date,  the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II Certificates and the Class M-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II Certificates and the Class M-II Certificates immediately preceding that Distribution Date and (ii) the strike rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable Ceiling Rate. The Yield Maintenance Agreement will terminate after the Distribution Date in [June 25, 2006].

   -----------------------------------------------------------------------------

     DISTRIBUTION DATE    NOTIONAL BALANCE ($)   STRIKE RATE (%) CEILING RATE(%)
   --------------------- ---------------------- --------------------------------
       8/25/2004              796,732,552              6.99             7.40
       9/25/2004              791,703,042              5.81             7.40
       10/25/2004             784,896,685              5.81             7.40
       11/25/2004             776,309,397              6.01             7.40
       12/25/2004             765,948,287              5.81             7.39
       1/25/2005              753,832,069              6.01             7.39
       2/25/2005              736,950,249              5.81             7.39
       3/25/2005              718,441,348              5.81             7.38
       4/25/2005              698,278,747              6.47             7.38
       5/25/2005              676,713,741              5.81             7.37
       6/25/2005              653,715,427              6.01             7.36
       7/25/2005              630,853,910              5.81             7.36
       8/25/2005              608,651,848              6.01             7.35
       9/25/2005              588,930,362              5.81             7.34
       10/25/2005             570,527,830              5.81             7.34
       11/25/2005             552,677,179              6.01             7.33
       12/25/2005             535,361,938              5.81             7.32
       1/25/2006              518,566,130              6.01             7.31
       2/25/2006              502,274,248              5.81             7.31
       3/25/2006              486,471,249              5.81             7.30
       4/25/2006              471,142,538              6.47             7.29

       5/25/2006              446,919,206              5.81             7.29

       6/25/2006              420,238,357              6.01             7.29
   --------------------- ---------------------- -------------------------------

     GROUPI NET WAC CAP RATE:  The  pass-through  rate of the class of Class A-I
          Certificates (other than the Class A-I-1 Certificates) and Class M-I Certificates with respect to any Distribution Date will be subject to a cap equal to a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

     CLASSA-I-1  NET WAC CAP RATE:  The  pass-through  rate of the  Class  A-I-1
          Certificates will be subject to a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

     GROUPI NET WAC CAP  SHORTFALL:  With  respect  to each  class of Class  A-I
          Certificates and Class M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates).


     GROUPI NET WAC CAP SHORTFALL CARRY-FORWARD AMOUNT: With respect to each class of Class A-I Certificates and Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfall from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance thereof has been reduced to zero for such class.

     GROUPII NET  WAC  CAP  RATE:  The  pass-through  rates  of the  Class  A-II
          Certificates and Class M-II Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Group II Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the yield maintenance agreement, if any).

     GROUPII BASIS  RISK  SHORTFALL:  With  respect  to each class of Class A-II
          Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed the weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

     GROUPII BASIS RISK  SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate, provided that this rate is no greater than the weighted average of the Maximum Net Mortgage Rates. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance thereof has been reduced to zero for such class.

     RELIEF  ACT  SHORTFALLS:   With  respect  to  any  Distribution  Date,  the
          shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period as described under "Excess Cash Flow Distributions". Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

     INTEREST ACCRUAL PERIOD: Class A-I-1 Certificates,  Class A-II Certificates
          and Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates:
          The calendar month preceding the current Distribution Date on a 30/360 basis.

     INTEREST DISTRIBUTIONS: On each Distribution Date, accrued and unpaid interest (less any payments interest shortfalls not covered by compensating interest) will be paid to the holders of the Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

     (i) With respect to Loan Group I, to the Class A-I Certificates, pro-rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

     (ii) To the related Class M-1 Certificates; (iii) To the related Class M-2 Certificates; and (iv) To the related Class M-3 Certificates.

     GROUPA-II-A INTEREST  REMITTANCE  AMOUNT:  With respect to any Distribution
          Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Loans.

     GROUPA-II-B INTEREST  REMITTANCE  AMOUNT:  With respect to any Distribution
          Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Loans.

     CLASSA-II  INTEREST  DISTRIBUTION  AMOUNT:  With  respect to the Class A-II
          Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the following amounts and priority:

           (i) Concurrently,   to  the   Class   A-II-A
               Certificates   from  the  Group   A-II-A
               Interest  Remittance  Amount  and to the
               Class  A-II-B  Certificates,   pro-rata,
               from   the   Group    A-II-B    Interest
               Remittance Amount;
           (ii)To the Class  A-II-A  Certificates  from
               any  remaining   Group  A-II-B  Interest
               Remittance Amount or to the Class A-II-B
               Certificates,    pro-rata,    from   any
               remaining    Group    A-II-A    Interest
               Remittance   Amount  after  taking  into
               account clause first above;
           (iii)  Concurrently,  to  the  Class  A-II-A
               Certificates    from    the    Principal
               Remittance  Amount related to Loan Group
               II-A   and   to   the    Class    A-II-B
               Certificates,    pro-rata,    from   the
               Principal  Remittance  Amount related to
               Loan  Group  II-B  after   taking   into
               account  clauses first and second above;
               and
           (iv)To the Class  A-II-A  Certificates  from
               any   remaining   Principal   Remittance
               Amount  related to Loan Group II-B or to
               the Class A-II-B Certificates, pro-rata,
               from any remaining Principal  Remittance
               Amount  related to Loan Group II-A after
               taking  into  account   clauses   first,
               second and third above.



     PRINCIPAL DISTRIBUTIONS: For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

     (i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balance of the related Class A Certificates is reduced to zero;


     (ii) To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

     (iii)To  the  related  Class  M-2  Certificates,   the  related  Class  M-2
          Principal Distribution Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

     (iv) To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

     CLASSA PRINCIPAL DISTRIBUTIONS: The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:

     (i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

     (ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero; (iii) To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero; (iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero; (v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero; (vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and (vii) To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

     The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

     (i) (a) the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and (b) the Class A-II-B Principal Distribution Amount will be distributed sequentially to the Class A-II-B1, Class A-II-B2 and Class A-II-B3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; and

     (ii) Any remaining Class A-II-A Principal Distribution Amount will be distributed sequentially to the Class A-II-B1, Class A-II-B2 and Class A-II-B3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; or any remaining Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

     PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.


     PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related loan group and (b) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related OC Target minus the related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

     CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that Distribution Date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance all Class A-I Certificates (in each case immediately prior to such Distribution Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

CLASS A-I-6 LOCKOUT DISTRIBUTION


     PERCENTAGE: The Class A-I-6 Lockout Distribution Percentage is assigned as follows:


(i)     Between July 2004 and June 2007: 0%;
(ii)    Between July 2007 and June 2009: 45%;
(iii)   Between  July 2009 and June 2010:  80%;
(iv)    Between July 2010 and June
        2011: 100%; (v) July 2011 and thereafter: 300%.

 CLASS A PRINCIPAL DISTRIBUTION AMOUNT:

     With respect to either  loan group and any  Distribution  Date (a) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the related Stepdown Date if a Trigger Event is not in effect for that
          Distribution   Date,   the  lesser  of:

     (i)  The related Principal  Distribution Amount for that Distribution Date;
          and

     (ii) The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related Overcollateralization Floor.

     CLASSA-II-A PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution  Date, the
          Class A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

     CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution  Date, the
          Class A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

     PRINCIPAL ALLOCATION AMOUNT: With respect to any Distribution Date for Loan
          Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Loans, in determining the Principal Distribution Amount for the Group II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro-rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

     EXCESS CASH FLOW  DISTRIBUTIONS:  On any Distribution Date, the Excess Cash
          Flow for each loan group will be allocated in the following order of priority:


     (i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

     (ii) To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

     (iii)Beginning on the Distribution Date in July 2004, with respect to the Class A-I and Class M-1 Certificates, and the Distribution Date in January 2005, with respect to the Class A-II Certificates and Class M-II Certificates, to pay to the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

     (iv) Beginning in January 2005, to pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cash Flow from that non-related loan group;

     (v) To pay the holders of the related Offered Certificates, pro-rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Eligible Master Servicing Compensation on that Distribution Date;

     (vi) To pay the holders of the non-related Offered Certificates, pro-rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cash Flow from that non-related loan group on that Distribution Date;

     (vii)To pay the holders of the related Offered Certificates, pro-rata based on the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

     (viii) To pay the holders of the non-related Offered Certificates, pro-rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

     (ix) To pay the holders of the related Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;

     (x) To pay the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of
          priority,   the   amount  of  any  Group  I  Net  WAC  Cap   Shortfall
          Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cash Flow from that non-related loan group;

     (xi) To pay the holders of the related Offered Certificates, pro-rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

     (xii)To pay the holders of the non-related Offered Certificates, pro-rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cash Flow for that non-related loan group;

     (xiii) To pay the holders of the related Class A Certificates, pro-rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

     (xiv)To pay the holders of the non-related Class A Certificates, pro-rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cash Flow for that non-related loan group; and

     (xv) To pay the holder of the related Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

     CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that
          Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related Overcollateralization Floor.

     CLASSM- 2 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1
          Principal  Distribution  Amount,  or  (ii)  on or  after  the  related
          Stepdown   Date  if  a  Trigger  Event  is  not  in  effect  for  that
          Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1
          Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related Overcollateralization Floor.

     CLASSM- 3 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount and
          (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related Overcollateralization Floor.

CREDIT ENHANCEMENT:    Credit enhancement is provided by the following:

                       (1)     Excess      Cash      Flow;      (2)
                       Overcollateralization;                   (3)
                       Cross-collateralization;       and       (4)
                       Subordination.

CREDIT SUPPORT PERCENTAGES:

                    LOAN GROUP I
                                                         LOAN GROUP II

                   Initial          After                Initial         After
                    Credit        Stepdown               Credit        Stepdown
       Class        Support        Support    Class      Support        Support
       A             8.50%          24.70%     A          15.00%         35.20%
       M-1           4.75%          17.20%     M-1        8.75%          22.70%
       M-2           2.00%          11.70%     M-2        3.50%          12.20%
       M-3           0.00%          7.70%      M-3        0.00%          5.20%

     *For any class of Offered Certificate, the Initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-Off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target.

SUBORDINATION PERCENTAGE:

                                                               LOAN GROUP I
                          Class            Subordination Percentage
                            A                       75.30%
                           M-1                      82.80%
                           M-2                      88.30%
                           M-3                      92.30%

                                    LOAN GROUP II
                          Class            Subordination Percentage
                            A                       64.80%
                           M-1                      77.30%
                           M-2                      87.80%
                           M-3                      94.80%


     EXCESS CASH FLOW: For either loan group on any  Distribution  Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related Principal Remittance Amount and (b) any related overcollateralization reduction amounts.

     Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

     OVERCOLLATERALIZATION AMOUNT: The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates in the manner described under "Excess Cash Flow Distributions", resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its Required Overcollateraliztion Amount ("OC Target"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the OC Target. Excess interest will begin to be applied as accelerated principal payments on the July 2004 Distribution Date with respect to Loan Group I and the January 2005 Distribution Date Loan Group II.

     OVERCOLLATERALIZATION  TARGET AMOUNT: With respect to any Distribution Date and Loan Group I (i) prior to the related Stepdown Date, an amount equal to [3.85]% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) [7.70]% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date. With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown Date, an amount equal to [2.60]% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) [5.20]% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

     OVERCOLLATERALIZATION FLOOR: For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related loan group.

     STEPDOWN DATE: For each group of certificates, the earlier to occur of (1) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the related Class A Certificates has been reduced to zero (2) the later to occur of (x) the Distribution Date in [July 2007] and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

     SPECIFIED ENHANCEMENT  PERCENTAGE:  The Specified Enhancement Percentage is
          [24.70]% for Loan Group I and [35.20]% for Loan Group II.

     SENIOR ENHANCEMENT  PERCENTAGE:  For either loan group on any  Distribution
          Date, the Senior Enhancement Percentage will be equal to a fraction the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

     TRIGGER EVENT:  A Trigger  Event is in effect  with  respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) [1.35] in the case of Loan Group I and [1.90] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage exceeds the related Senior Enhancement
          Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

CUMULATIVE REALIZED LOSS
PERCENTAGE:
   DISTRIBUTION DATES           LOAN GROUP I                 LOAN GROUP II

   Months 37-48                 [2.00]% with respect to             [4.00]% with
   respect to
                                Month 37, plus an additional Month 37, plus an
                                1/12th of [1.50]% for each          additional
          1/12th of
                                month thereafter                    [2.00]% for
          each month
                                                             thereafter

   Months 49-60                 [3.50]% with respect to             [6.00]% with
   respect to
                                Month 37, plus an additional Month 37, plus an
                                1/12th of [1.00]% for each          additional
          1/12th of
                                month thereafter                    [1.75]% for
          each month
                                                             thereafter

   Months 61-72                 [4.50]% with respect to             [7.75]% with
   respect to
                                Month 37, plus an additional Month 37, plus an
                                1/12th of [0.75]% for each          additional
          1/12th of
                                month thereafter                    [0.75]% for
          each month
                                                             thereafter

          Months 73 and thereafter            [5.25]%               [8.50]%

     SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to either loan group and any Distribution Date on or after the related Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgaged Loans in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

     ALLOCATION OF LOSSES: Any realized losses for a loan group will be allocated in the following order of priority:

     (i) To Excess Cash Flow for that loan group for the related Distribution Date;

     (ii) To Excess Cash Flow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

     (iii)To the overcollateralization for that related loan group, until reduced to zero (as further described in the prospectus supplement);

     (iv) To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans as further described in the prospectus supplement);

     (v) To the related Class M-3 Certificates, until reduced to zero; (vi) To the related Class M-2 Certificates, until reduced to zero; (vii) To the related Class M-1 Certificates, until reduced to zero; and

     (viii) With respect to Loan Group I, among the Class A-1 Certificates, on a pro-rata basis, with respect to Loan Group II-A, to the Class A-II-A Certificates and with respect to Loan Group II-B, among the Class A-II-B Certificates on a pro-rata basis.

     PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The information contained in this Term Sheet is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained in this Term Sheet is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.



                             PREPAYMENT SENSITIVITY

CLASS A-I-1 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    9.12       1.65       1.22       1.00       0.86       0.77
MODIFIED DURATION (YEARS)               8.42       1.62       1.21       0.99       0.85       0.76
FIRST PRINCIPAL PAYMENT              7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
LAST PRINCIPAL PAYMENT               5/25/21   12/25/07   11/25/06    5/25/06    1/25/06   10/25/05
PRINCIPAL LOCKOUT (MONTHS)                 0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                203         42         29         23         19         16
ILLUSTRATIVE YIELD @ PAR (30/360)      1.24%      1.24%      1.24%      1.24%      1.24%      1.24%
------------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   17.72       3.72       2.58       2.00       1.64       1.40
MODIFIED DURATION (YEARS)              13.00       3.43       2.43       1.90       1.57       1.34
FIRST PRINCIPAL PAYMENT              5/25/21   12/25/07   11/25/06    5/25/06    1/25/06   10/25/05
LAST PRINCIPAL PAYMENT              12/25/22    6/25/08    3/25/07    8/25/06    3/25/06   12/25/05
PRINCIPAL LOCKOUT (MONTHS)               202         41         28         22         18         15
PRINCIPAL WINDOW (MONTHS)                 20          7          5          4          3          3
ILLUSTRATIVE YIELD @ PAR (30/360)      3.51%      3.46%      3.43%      3.40%      3.38%      3.35%
------------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   22.32       6.23       4.03       3.00       2.34       1.96
MODIFIED DURATION (YEARS)              14.42       5.36       3.64       2.77       2.19       1.85
FIRST PRINCIPAL PAYMENT             12/25/22    6/25/08    3/25/07    8/25/06    3/25/06   12/25/05
LAST PRINCIPAL PAYMENT               2/25/30    8/25/14    6/25/10   10/25/08   10/25/07   12/25/06
PRINCIPAL LOCKOUT (MONTHS)               221         47         32         25         20         17
PRINCIPAL WINDOW (MONTHS)                 87         75         40         27         20         13
ILLUSTRATIVE YIELD @ PAR (30/360)      4.06%      4.02%      4.00%      3.98%      3.95%      3.93%
------------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.49      11.82       7.42       5.00       3.81       2.74
MODIFIED DURATION (YEARS)              14.18       8.65       6.01       4.31       3.38       2.50
FIRST PRINCIPAL PAYMENT              2/25/30    8/25/14    6/25/10   10/25/08   10/25/07   12/25/06
LAST PRINCIPAL PAYMENT               9/25/31    2/25/18   11/25/13    4/25/10   11/25/08    6/25/07
PRINCIPAL LOCKOUT (MONTHS)               307        121         71         51         39         29
PRINCIPAL WINDOW (MONTHS)                 20         43         42         19         14          7
ILLUSTRATIVE YIELD @ PAR (30/360)      5.16%      5.15%      5.13%      5.11%      5.08%      5.05%
------------------------------------------------------------------------------------------------------






                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS A-I-5 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   27.82      15.10      10.95       7.90       5.83       4.45
MODIFIED DURATION (YEARS)              13.30       9.72       7.85       6.13       4.78       3.80
FIRST PRINCIPAL PAYMENT              9/25/31    2/25/18   11/25/13    4/25/10   11/25/08    6/25/07
LAST PRINCIPAL PAYMENT               5/25/32   10/25/19    9/25/15    1/25/13    4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               326        163        112         69         52         35
PRINCIPAL WINDOW (MONTHS)                  9         21         23         34         30         32
ILLUSTRATIVE YIELD @ PAR (30/360)      5.97%      5.96%      5.95%      5.94%      5.92%      5.90%
------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   28.34      18.47      13.66      10.00       7.18       4.97
MODIFIED DURATION (YEARS)              13.40      10.83       9.00       7.20       5.56       4.12
FIRST PRINCIPAL PAYMENT              9/25/31    2/25/18   11/25/13    4/25/10   11/25/08    6/25/07
LAST PRINCIPAL PAYMENT              10/25/33   10/25/31    6/25/27    9/25/22    4/25/19    9/25/16
PRINCIPAL LOCKOUT (MONTHS)               326        163        112         69         52         35
PRINCIPAL WINDOW (MONTHS)                 26        165        164        150        126        112
ILLUSTRATIVE YIELD @ PAR (30/360)      5.98%      6.02%      6.02%      6.02%      6.00%      5.95%
------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   13.17       7.79       7.00       6.47       5.87       5.20
MODIFIED DURATION (YEARS)               8.96       6.11       5.63       5.29       4.90       4.43
FIRST PRINCIPAL PAYMENT              7/25/07    7/25/07    7/25/07    7/25/07   10/25/07    1/25/08
LAST PRINCIPAL PAYMENT               5/25/32   10/25/19    9/25/15    1/25/13    4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)                36         36         36         36         39         42
PRINCIPAL WINDOW (MONTHS)                299        148         99         67         43         25
ILLUSTRATIVE YIELD @ PAR (30/360)      5.37%      5.35%      5.35%      5.34%      5.34%      5.33%
------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   13.17       7.81       7.05       6.61       6.38       6.31
MODIFIED DURATION (YEARS)               8.96       6.12       5.65       5.37       5.22       5.18
FIRST PRINCIPAL PAYMENT              7/25/07    7/25/07    7/25/07    7/25/07   10/25/07    1/25/08
LAST PRINCIPAL PAYMENT               8/25/33    8/25/31    3/25/27    7/25/22    2/25/19    7/25/16
PRINCIPAL LOCKOUT (MONTHS)                36         36         36         36         39         42
PRINCIPAL WINDOW (MONTHS)                314        290        237        181        137        103
ILLUSTRATIVE YIELD @ PAR (30/360)      5.37%      5.35%      5.35%      5.34%      5.34%      5.34%
------------------------------------------------------------------------------------------------------




                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS A-II-A (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   18.63       4.14       2.86       2.14       1.63       1.36
MODIFIED DURATION (YEARS)              15.96       3.93       2.76       2.08       1.59       1.34
FIRST PRINCIPAL PAYMENT              7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
LAST PRINCIPAL PAYMENT               4/25/33    1/25/16    3/25/12    2/25/10   10/25/08    2/25/07
PRINCIPAL LOCKOUT (MONTHS)                 0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                346        139         93         68         52         32
ILLUSTRATIVE YIELD @ PAR (30/360)      1.38%      1.38%      1.38%      1.38%      1.38%      1.38%
------------------------------------------------------------------------------------------------------

CLASS A-II-A (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   18.68       4.45       3.08       2.30       1.74       1.36
MODIFIED DURATION (YEARS)              15.99       4.18       2.95       2.22       1.69       1.34
FIRST PRINCIPAL PAYMENT              7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
LAST PRINCIPAL PAYMENT               5/25/34    3/25/28    3/25/21   10/25/16   11/25/13    2/25/07
PRINCIPAL LOCKOUT (MONTHS)                 0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                359        285        201        148        113         32
ILLUSTRATIVE YIELD @ PAR (30/360)      1.38%      1.40%      1.40%      1.40%      1.40%      1.38%
------------------------------------------------------------------------------------------------------

CLASS A-II-B1 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   11.44       1.52       1.19       1.00       0.87       0.78
MODIFIED DURATION (YEARS)              10.41       1.49       1.18       0.99       0.86       0.77
FIRST PRINCIPAL PAYMENT              7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
LAST PRINCIPAL PAYMENT               1/25/24    3/25/07    7/25/06    3/25/06   12/25/05    9/25/05
PRINCIPAL LOCKOUT (MONTHS)                 0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                235         33         25         21         18         15
ILLUSTRATIVE YIELD @ PAR (30/360)      1.24%      1.24%      1.24%      1.24%      1.24%      1.24%
------------------------------------------------------------------------------------------------------

CLASS A-II-B1 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   11.44       1.52       1.19       1.00       0.87       0.78
MODIFIED DURATION (YEARS)              10.41       1.49       1.18       0.99       0.86       0.77
FIRST PRINCIPAL PAYMENT              7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
LAST PRINCIPAL PAYMENT               1/25/24    3/25/07    7/25/06    3/25/06   12/25/05    9/25/05
PRINCIPAL LOCKOUT (MONTHS)                 0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                235         33         25         21         18         15
ILLUSTRATIVE YIELD @ PAR (30/360)      1.24%      1.24%      1.24%      1.24%      1.24%      1.24%
------------------------------------------------------------------------------------------------------




                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS A-II-B2 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.74       6.15       4.13       2.99       2.16       1.83
MODIFIED DURATION (YEARS)              20.86       5.81       3.97       2.90       2.12       1.80
FIRST PRINCIPAL PAYMENT              1/25/24    3/25/07    7/25/06    3/25/06   12/25/05    9/25/05
LAST PRINCIPAL PAYMENT               4/25/33    1/25/16    3/25/12    2/25/10   10/25/08   12/25/06
PRINCIPAL LOCKOUT (MONTHS)               234         32         24         20         17         14
PRINCIPAL WINDOW (MONTHS)                112        107         69         48         35         16
ILLUSTRATIVE YIELD @ PAR (30/360)      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%
------------------------------------------------------------------------------------------------------

CLASS A-II-B2 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.76       6.29       4.23       3.06       2.20       1.83
MODIFIED DURATION (YEARS)              20.88       5.93       4.06       2.97       2.15       1.80
FIRST PRINCIPAL PAYMENT              1/25/24    3/25/07    7/25/06    3/25/06   12/25/05    9/25/05
LAST PRINCIPAL PAYMENT              12/25/33    9/25/19    9/25/14   12/25/11    3/25/10   12/25/06
PRINCIPAL LOCKOUT (MONTHS)               234         32         24         20         17         14
PRINCIPAL WINDOW (MONTHS)                120        151         99         70         52         16
ILLUSTRATIVE YIELD @ PAR (30/360)      1.35%      1.36%      1.36%      1.36%      1.36%      1.35%
------------------------------------------------------------------------------------------------------

CLASS A-II-B3 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   28.82      11.57       7.74       5.66       4.32       2.58
MODIFIED DURATION (YEARS)              22.88      10.48       7.22       5.37       4.14       2.51
FIRST PRINCIPAL PAYMENT              4/25/33    1/25/16    3/25/12    2/25/10   10/25/08   12/25/06
LAST PRINCIPAL PAYMENT               4/25/33    1/25/16    3/25/12    2/25/10   10/25/08    2/25/07
PRINCIPAL LOCKOUT (MONTHS)               345        138         92         67         51         29
PRINCIPAL WINDOW (MONTHS)                  1          1          1          1          1          3
ILLUSTRATIVE YIELD @ PAR (30/360)      1.62%      1.62%      1.62%      1.62%      1.62%      1.62%
------------------------------------------------------------------------------------------------------

CLASS A-II-B3 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   29.70      18.62      12.72       9.29       7.11       2.58
MODIFIED DURATION (YEARS)              23.43      15.86      11.35       8.53       6.65       2.51
FIRST PRINCIPAL PAYMENT             12/25/33    9/25/19    9/25/14   12/25/11    3/25/10   12/25/06
LAST PRINCIPAL PAYMENT               5/25/34    2/25/28    3/25/21    9/25/16   11/25/13    2/25/07
PRINCIPAL LOCKOUT (MONTHS)               353        182        122         89         68         29
PRINCIPAL WINDOW (MONTHS)                  6        102         79         58         45          3
ILLUSTRATIVE YIELD @ PAR (30/360)      1.63%      1.78%      1.79%      1.80%      1.80%      1.62%
------------------------------------------------------------------------------------------------------




                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS M-I-1 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.85      10.54       7.51       5.71       4.70       4.15
MODIFIED DURATION (YEARS)              12.82       7.51       5.81       4.66       3.97       3.58
FIRST PRINCIPAL PAYMENT             12/25/23   10/25/09    3/25/08    7/25/07    9/25/07   10/25/07
LAST PRINCIPAL PAYMENT               5/25/32   10/25/19    9/25/15    1/25/13    4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               233         63         44         36         38         39
PRINCIPAL WINDOW (MONTHS)                102        121         91         67         44         28
ILLUSTRATIVE YIELD @ PAR (30/360)      5.83%      5.81%      5.79%      5.78%      5.76%      5.75%
------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.99      11.37       8.14       6.23       5.12       4.50
MODIFIED DURATION (YEARS)              12.84       7.80       6.10       4.94       4.22       3.81
FIRST PRINCIPAL PAYMENT             12/25/23   10/25/09    3/25/08    7/25/07    9/25/07   10/25/07
LAST PRINCIPAL PAYMENT               7/25/33   11/25/27    4/25/22    5/25/18    8/25/15    8/25/13
PRINCIPAL LOCKOUT (MONTHS)               233         63         44         36         38         39
PRINCIPAL WINDOW (MONTHS)                116        218        170        131         96         71
ILLUSTRATIVE YIELD @ PAR (30/360)      5.83%      5.81%      5.80%      5.78%      5.77%      5.76%
------------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.85      10.54       7.51       5.71       4.67       4.08
MODIFIED DURATION (YEARS)              12.20       7.31       5.69       4.59       3.89       3.48
FIRST PRINCIPAL PAYMENT             12/25/23   10/25/09    3/25/08    7/25/07    8/25/07    9/25/07
LAST PRINCIPAL PAYMENT               5/25/32   10/25/19    9/25/15    1/25/13    4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               233         63         44         36         37         38
PRINCIPAL WINDOW (MONTHS)                102        121         91         67         45         29
ILLUSTRATIVE YIELD @ PAR (30/360)      6.34%      6.32%      6.30%      6.28%      6.27%      6.25%
------------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.98      11.27       8.05       6.16       5.03       4.38
MODIFIED DURATION (YEARS)              12.22       7.55       5.93       4.82       4.10       3.67
FIRST PRINCIPAL PAYMENT             12/25/23   10/25/09    3/25/08    7/25/07    8/25/07    9/25/07
LAST PRINCIPAL PAYMENT               5/25/33    5/25/26   10/25/20    3/25/17    8/25/14   11/25/12
PRINCIPAL LOCKOUT (MONTHS)               233         63         44         36         37         38
PRINCIPAL WINDOW (MONTHS)                114        200        152        117         85         63
ILLUSTRATIVE YIELD @ PAR (30/360)      6.34%      6.32%      6.30%      6.29%      6.27%      6.26%
------------------------------------------------------------------------------------------------------





                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS M-I-3 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.85      10.54       7.51       5.71       4.66       4.04
MODIFIED DURATION (YEARS)              11.70       7.14       5.59       4.52       3.84       3.41
FIRST PRINCIPAL PAYMENT             12/25/23   10/25/09    3/25/08    7/25/07    7/25/07    8/25/07
LAST PRINCIPAL PAYMENT               5/25/32   10/25/19    9/25/15    1/25/13    4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               233         63         44         36         36         37
PRINCIPAL WINDOW (MONTHS)                102        121         91         67         46         30
ILLUSTRATIVE YIELD @ PAR (30/360)      6.79%      6.76%      6.74%      6.73%      6.71%      6.69%
------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   24.96      11.10       7.92       6.04       4.93       4.26
MODIFIED DURATION (YEARS)              11.72       7.32       5.77       4.69       3.99       3.55
FIRST PRINCIPAL PAYMENT             12/25/23   10/25/09    3/25/08    7/25/07    7/25/07    8/25/07
LAST PRINCIPAL PAYMENT               3/25/33    7/25/24    5/25/19   12/25/15    8/25/13   12/25/11
PRINCIPAL LOCKOUT (MONTHS)               233         63         44         36         36         37
PRINCIPAL WINDOW (MONTHS)                112        178        135        102         74         53
ILLUSTRATIVE YIELD @ PAR (30/360)      6.79%      6.76%      6.75%      6.73%      6.71%      6.70%
------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.50       7.72       5.22       4.29       4.23       3.39
MODIFIED DURATION (YEARS)              21.25       7.14       4.94       4.11       4.05       3.27
FIRST PRINCIPAL PAYMENT             12/25/26    4/25/08    8/25/07   12/25/07    4/25/08    2/25/07
LAST PRINCIPAL PAYMENT               4/25/33    1/25/16    3/25/12    2/25/10   10/25/08   11/25/07
PRINCIPAL LOCKOUT (MONTHS)               269         45         37         41         45         31
PRINCIPAL WINDOW (MONTHS)                 77         94         56         27          7         10
ILLUSTRATIVE YIELD @ PAR (30/360)      1.67%      1.67%      1.67%      1.67%      1.67%      1.67%
------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.62       8.45       5.73       4.66       4.66       4.85
MODIFIED DURATION (YEARS)              21.32       7.71       5.37       4.43       4.45       4.62
FIRST PRINCIPAL PAYMENT             12/25/26    4/25/08    8/25/07   12/25/07    4/25/08    2/25/07
LAST PRINCIPAL PAYMENT               4/25/34    6/25/24    3/25/18    6/25/14    2/25/12   11/25/11
PRINCIPAL LOCKOUT (MONTHS)               269         45         37         41         45         31
PRINCIPAL WINDOW (MONTHS)                 89        195        128         79         47         58
ILLUSTRATIVE YIELD @ PAR (30/360)      1.67%      1.69%      1.69%      1.69%      1.69%      1.74%
------------------------------------------------------------------------------------------------------




                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS M-II-2 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.50       7.72       5.21       4.14       3.78       3.33
MODIFIED DURATION (YEARS)              19.63       6.93       4.83       3.90       3.58       3.18
FIRST PRINCIPAL PAYMENT             12/25/26    4/25/08    7/25/07    9/25/07   11/25/07    7/25/07
LAST PRINCIPAL PAYMENT               4/25/33    1/25/16    3/25/12    2/25/10   10/25/08   11/25/07
PRINCIPAL LOCKOUT (MONTHS)               269         45         36         38         40         36
PRINCIPAL WINDOW (MONTHS)                 77         94         57         30         12          5
ILLUSTRATIVE YIELD @ PAR (30/360)      2.30%      2.30%      2.30%      2.30%      2.30%      2.30%
------------------------------------------------------------------------------------------------------

CLASS M-II-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.61       8.35       5.64       4.45       4.03       3.58
MODIFIED DURATION (YEARS)              19.69       7.40       5.18       4.17       3.80       3.40
FIRST PRINCIPAL PAYMENT             12/25/26    4/25/08    7/25/07    9/25/07   11/25/07    7/25/07
LAST PRINCIPAL PAYMENT               3/25/34    9/25/22   11/25/16    7/25/13    5/25/11   11/25/09
PRINCIPAL LOCKOUT (MONTHS)               269         45         36         38         40         36
PRINCIPAL WINDOW (MONTHS)                 88        174        113         71         43         29
ILLUSTRATIVE YIELD @ PAR (30/360)      2.31%      2.34%      2.34%      2.34%      2.34%      2.34%
------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.50       7.72       5.20       4.07       3.56       3.07
MODIFIED DURATION (YEARS)              17.26       6.60       4.66       3.73       3.30       2.87
FIRST PRINCIPAL PAYMENT             12/25/26    4/25/08    7/25/07    7/25/07    8/25/07    4/25/07
LAST PRINCIPAL PAYMENT               4/25/33    1/25/16    3/25/12    2/25/10   10/25/08   11/25/07
PRINCIPAL LOCKOUT (MONTHS)               269         45         36         36         37         33
PRINCIPAL WINDOW (MONTHS)                 77         94         57         32         15          8
ILLUSTRATIVE YIELD @ PAR (30/360)      3.38%      3.38%      3.38%      3.38%      3.38%      3.38%
------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   26.57       8.07       5.44       4.24       3.70       3.18
MODIFIED DURATION (YEARS)              17.29       6.84       4.84       3.87       3.42       2.97
FIRST PRINCIPAL PAYMENT             12/25/26    4/25/08    7/25/07    7/25/07    8/25/07    4/25/07
LAST PRINCIPAL PAYMENT              12/25/33    1/25/20   12/25/14    2/25/12    5/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)               269         45         36         36         37         33
PRINCIPAL WINDOW (MONTHS)                 85        142         90         56         34         23
ILLUSTRATIVE YIELD @ PAR (30/360)      3.38%      3.42%      3.42%      3.42%      3.42%      3.41%
------------------------------------------------------------------------------------------------------

                          CLASS A-I-1 NET WAC CAP RATE
                    (Current Index Values; 100% PPC; Act/360)

------------------------

------------------------
------------------------
     1         7.34
------------------------
------------------------
     2         6.16
------------------------
------------------------
     3         6.16
------------------------
------------------------
     4         6.36
------------------------
------------------------
     5         6.16
------------------------
------------------------
     6         6.36
------------------------
------------------------
     7         6.16
------------------------
------------------------
     8         6.16
------------------------
------------------------
     9         6.82
------------------------
------------------------
     10        6.16
------------------------
------------------------
     11        6.36
------------------------
------------------------
     12        6.16
------------------------
------------------------
     13        6.36
------------------------
------------------------
     14        6.16
------------------------
------------------------
     15        6.16
------------------------
------------------------
     16        6.36
------------------------
------------------------
     17        6.16
------------------------
------------------------
     18        6.36
------------------------
------------------------
     19        6.16
------------------------
------------------------
     20        6.16
------------------------
------------------------
     21        6.82
------------------------
------------------------
     22        6.16
------------------------
------------------------
     23        6.36
------------------------
------------------------
     24        6.16
------------------------

                            GROUP II NET WAC CAP RATE
                    (All Indices = 20%; 100% PPC; Actual/360)

----------------------------------------------

     1           7.34      36         10.44
----------------------------------------------
----------------------------------------------
     2           6.57      37         10.79
----------------------------------------------
----------------------------------------------
     3           7.75      38         10.44
----------------------------------------------
----------------------------------------------
     4           7.95      39         10.44
----------------------------------------------
----------------------------------------------
     5           7.55      40         11.11
----------------------------------------------
----------------------------------------------
     6           7.94      41         10.75
----------------------------------------------
----------------------------------------------
     7           7.54      42         11.90
----------------------------------------------
----------------------------------------------
     8           7.73      43         11.51
----------------------------------------------
----------------------------------------------
     9           8.37      44         11.51
----------------------------------------------
----------------------------------------------
     10          7.06      45         12.31
----------------------------------------------
----------------------------------------------
     11          7.90      46         11.82
----------------------------------------------
----------------------------------------------
     12          7.48      47         12.21
----------------------------------------------
----------------------------------------------
     13          7.87      48         11.90
----------------------------------------------
----------------------------------------------
     14          7.45      49         12.30
----------------------------------------------
----------------------------------------------
     15          7.63      50         11.90
----------------------------------------------
----------------------------------------------
     16          7.84      51         11.90
----------------------------------------------
----------------------------------------------
     17          7.43      52         12.61
----------------------------------------------
----------------------------------------------
     18          7.82      53         12.21
----------------------------------------------
----------------------------------------------
     19          7.41      54         12.61
----------------------------------------------
----------------------------------------------
     20          7.60      55         12.21
----------------------------------------------
----------------------------------------------
     21          8.25      56         12.21
----------------------------------------------
----------------------------------------------
     22          6.94      57         13.51
----------------------------------------------
----------------------------------------------
     23          7.78      58         12.26
----------------------------------------------
----------------------------------------------
     24          9.33      59         12.67
----------------------------------------------
----------------------------------------------
     25          8.38      60         12.26
----------------------------------------------
----------------------------------------------
     26          8.11      61         12.67
----------------------------------------------
----------------------------------------------
     27          8.11      62         12.26
----------------------------------------------
----------------------------------------------
     28          8.40      63         12.26
----------------------------------------------
----------------------------------------------
     29          8.13      64         12.67
----------------------------------------------
----------------------------------------------
     30          9.19      65         12.26
----------------------------------------------
----------------------------------------------
     31          8.89      66         12.67
----------------------------------------------
----------------------------------------------
     32          8.89      67         12.26
----------------------------------------------
----------------------------------------------
     33          9.84      68         12.26
----------------------------------------------
----------------------------------------------
     34          9.68
------------------------
------------------------
     35         10.00
------------------------